Comprehensive income/(loss)	6 Months Ended
Jun. 30, 2011
Comprehensive Income (Loss) [Abstract]
Comprehensive Income/(Loss) Disclosure

The difference between the amounts of Total comprehensive income/(loss) as presented above and Net income/(loss) for both periods presented in the accompanying unaudited interim condensed consolidated financial statements, is mainly associated with the changes in fair value of interest rate swaps which were previously designated as hedging instruments (Note 9).

(Expressed in thousands of United States Dollars – except for share and per share data, unless otherwise stated)

16. Comprehensive income/(loss):

The amounts for total comprehensive income/(loss) are analyzed as follows:

	Comprehensive income/(loss) attributable to the parent	Comprehensive income/(loss) attributable to the non controlling interest	Total comprehensive income/(loss)
Six-month period June 30, 2010 (as restated)	$17,703	0	$17,703
Six-month period ended June 30, 2011	$(83,073)	4,010	$(79,063)